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                                                                    EXHIBIT 23.2
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Information Management Resources (India) Limited included in this December 31, 1996 annual report on Form 10-K of Information Management Resources, Inc., into Information Management Resources, Inc.'s previously filed Form S-8 registration statement File No. 333-24027.

                                                    ARTHUR ANDERSEN & ASSOCIATES



Bombay, India
March 27, 1997